AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED MAY 26, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH MAY 12, 2015)

AMERICAN INDEPENDENCE MAR TACTICAL MODERATE GROWTH FUND

(TICKER SYMBOL: MGZCX, MGZRX)

AMERICAN INDEPENDENCE MAR TACTICAL GROWTH FUND

(TICKER SYMBOL: MGMCX, MGMRX)

This Supplement supersedes and replaces in its entirety the Supplement dated March 2, 2015.

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, as supplemented through May 12, 2015, for the American Independence Funds Trust II, updates certain information in the Prospectus and SAI with respect to the Class C shares and Class R shares of the American Independence MAR Tactical Moderate Growth Fund and the American Independence MAR Tactical Growth Fund (the “Funds”), each a series of the Trust.

Effective May 26, 2015, the temporary suspension of the offering of Class C shares of the Funds is no longer effective and the shares are now available for purchase.

Please be advised that the Class R shares for the Funds are currently not available for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE